EXHIBIT 10.94

Agreement No. 20070105.006.S.001
Between
StarTek, Inc.
And
AT&T Corp.

 * Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission. An asterisk within brackets denotes omissions.

Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
08 January 2007

AGREEMENT NO. 20070105.006.S.001
This Order, effective on January 1, 2007 (“Effective Date”), is by and between StarTek, Inc., a Delaware corporation (“Supplier”) and AT&T Corp., a New York corporation (“AT&T”), each of which may be referred to in the singular as “Party” or in the plural as “Parties.”
WITNESSETH
WHEREAS, Supplier and AT&T entered into Agreement No. 20070105.006.C, on January 27, 2007 (the “Agreement”); and
WHEREAS, Supplier and AT&T desire to issue a Order to the Agreement as hereinafter set forth.
Now, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:
I.	Supplier agrees that the terms and conditions of Agreement 20070105.006.C between Supplier and AT&T shall be applicable to the Work authorized by this Order.
II.	STATEMENT OF WORK — This Order authorizes Supplier and Supplier agrees to provide the Work described below and in Attachment A entitled “STATEMENT OF WORK”, dated January 1, 2007, attached hereto and made a part hereof. In so doing, Supplier shall provide customer care in support of AT&T’s Local Order Processing Services on behalf of AT&T (hereinafter, “Program(s)”).
III.	TERM — This Order applies to all Work as described in the STATEMENT OF WORK, effective as of January 1, 2007 and terminating March 31, 2008. The parties agree that Order 20020124.5.S.8 was terminated as of December 31, 2006.
IV.	Invoices against this Order shall include Agreement and Work Order Number 20070105.006.S.001 and reflect purchase number PO(TBD) exactly as shown, and shall be submitted electronically to the following:
AT&T Accounts Payable
P.O. Box 590407
Orlando, FL 32859
Copy with all supporting documentation to:
[*]
AT&T Corp.
2535 E 40th Ave. / Suite E0233
Denver, CO 80205
[*]
Email: [*]
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
08 January 2007

Invoice charges (including any training expenses) shall be in accordance with the rates shown in Section VIII PRICING of this Order.
Billable Hours — Supplier shall provide a document with each invoice which details the following:
•	Headcount billable hours by name, hire date, and months on Program as defined in the Statement of Work.

•	Report Analyst billable hours by name

•	Escalation Manager hours billable by name
V.	AT&T’s Program Representative is as follows:
[*]
AT&T Corp.
2535 E 40th Ave. / Suite E0233
Denver, CO 80205
[*]
[*]
VI.	AT&T’s Contract Representative is as follows:
[*]
AT&T Enterprise Services, Inc.
1C146A
One AT&T Way
Bedminster, NJ 07921
Phone: [*]
Email: [*]
VII.	Supplier’s Representative is as follows:
[*]
StarTek, Inc.
100 Garfield St
Denver, CO 80206
Email: [*]
Phone: [*]
VIII.	PRICING

The following Pricing schedule shows the amounts to be paid to Supplier for the various Work to be performed under this Order. The following rates are based on the number of billable hours worked based on time in title per month.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
08 January 2007

Full Time Equivalent (“FTE”) Order Specialists (“OS”) — Monthly, the AT&T and Supplier will mutually determine and agree in writing to the headcount quantity of FTE Order Specialists, pursuant to Sections C — Volume and Forecasting Process of Attachment A, to be invoiced according to the rates below. Invoices shall be submitted based on the number of “actual” hours worked based on time and title per month and hours worked shall exclude any non-production activity, including but not limited to lunchtime, break time, holidays, vacations, sick-time.

DESCRIPTION	PRICE
FTE Order Specialist Rate	See Schedule Below
Report Analyst	$[*]
Escalation Manager	$[*]
* New Hire Training for each Order Specialist at Supplier’s Facilities	$[*]
*Does not include refresher, continuation or attrition training, which shall be at Supplier’s sole cost and expense.
Order Specialist Rate: The following rates are based on the number of billable Order Specialists, and time in title per month.

Time in Title	OS of 200 or less	OS of 201 - 350	OS of 351 +
0 — 12 months	$[*]	$[*]	$[*]
13 — 24 months	$[*]	$[*]	$[*]
25 — 36 months	$[*]	$[*]	$[*]
37 — 48 months	$[*]	$[*]	$[*]
Note: The applicable volume tier is based on the number of authorized headcount for that month.
Supplier agrees that the rates provided above are all inclusive of the costs for the Program, which includes, but is not limited to the following items, and no other charges shall be billed to AT&T.
1.	Training (refresher, continuation and attrition training)

2.	Area Managers

3.	Process Managers

4.	Supervisors

5.	Travel and Living

6.	Pagers 7. Programming (e.g., scripting, legacy programming) and all programming production support and maintenance functions.

8.	Program/Account management functions and personnel

9.	Development and issuance of reports

10.	Recruiting of Order Specialist

11.	Processing Downtime Forms

12.	Systems Access and Requirements
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
08 January 2007

13.	Systems — Managing and Maintaining equipment and access

14.	Postage

15.	Telecommunication Costs

16.	Copies
The aforementioned information shall be presented in a consistent format satisfactory to AT&T for each invoice on which travel is billed. Supplier will attach this information, along with other required back-up data, to the back of a copy of the corresponding invoice
Holiday Hourly Rate:
AT&T agrees to compensate Supplier [*] the applicable hourly rate shown above for work performed by Order Specialist headcount during the Holidays shown in Section I. that were previously approved by AT&T in writing.
Where the parties are to mutually agree on the headcount quantity, amount of hours to be performed or the course of conduct or activity under this Order, or any other provisions of this Order where the parties may need to mutually agree, in the event the parties cannot mutually agree within ten (10) business days, Supplier agrees to carry out the expressed requests of AT&T provided such requests are not unreasonable. In addition, the parties agree to also promptly escalate to the next level of management for resolution.
IX.	Maximum expenditures under this Order shall not exceed [*] Dollars ($[*]). Subject to this maximum and notwithstanding any other provisions in this Order, the total amount payable by AT&T for the Work shall be determined by applying the stated rate of compensation to the Work actually performed by Supplier. Supplier shall not render Work and AT&T shall not be required to pay for Work in excess of the amount above, unless Supplier has first secured an amendment to this Order authorizing the increased expenditure.

X.	Cancellation and Termination

For the purpose of this Order only, paragraph b Termination shown in the Master Agreement is hereby replaced with the following:

AT&T may at any time terminate this Order, in whole or in part, by providing thirty (30) days written notice to Supplier. In such case, AT&T may, at its sole discretion, either: (a) require Supplier to complete, as AT&T may instruct in writing, some or all UNE-P orders then in process which shall be compensated by AT&T pursuant to Section VIII PRICING; or (b) recall and/or retract in writing some or all UNE-P orders previously sent to Supplier and not yet completed, regardless of the state or stage of such order in the order management or service delivery lifecycle. In the event of (b) any UNE-P orders that Supplier has performed order management and/or service delivery functions to the extent causing UNE-P orders to have valid SWF (“Single Working Flow”) numbers assigned, AT&T will compensate Supplier [*]% of the applicable rate shown in Section VIII PRICING for each such order, otherwise no compensation will be paid by AT&T irrespective of the amount of work Supplier may have performed on such order. The foregoing statement of AT&T’s Liability states the entire Liability of AT&T and Supplier’s sole remedy for AT&T’s Termination for convenience, or Supplier’s Cancellation for material default.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
08 January 2007

XI.	DEFAULT

In the event there is a breach or default by Supplier, then in addition to all other rights and remedies which AT&T may have at law or equity or otherwise, AT&T shall have the right to immediately cancel this Order by providing written notice to Supplier, without any charge to or obligation or liability to AT&T. In such event, in addition to all other rights and remedies it may have, AT&T shall have the right to, at its sole discretion, either: (a) require Supplier to complete, as AT&T may instruct, some or all orders in process for which AT&T may compensate Supplier for successful Completion pursuant to the rates shown in the section Pricing, offset by any damages AT&T may have suffered as a result of Supplier’s breach or default; or (b) recall and/or retract some or all orders previously sent to Supplier and not yet Completed, regardless of the state or stage of the order and irrespective of the amount of work Supplier has performed on such orders. In the event of (b) AT&T will not be obligated to compensate Supplier for any non-completed orders. Notwithstanding (a) or (b) Supplier shall remain fully obligated to AT&T for all damages incurred by virtue of Supplier’s breach or default.

XII.	ORDERLY TRANSITION — For the purposes of this Order only, the Orderly Transition clause is hereby replaced with the following:

In the event of expiration, Cancellation or Termination of this Order, in whole or in part, wherein all or some portion of the Work will be performed by AT&T itself or elsewhere, Supplier agrees to provide its full cooperation in the orderly transition of the Work to AT&T or elsewhere, including, but not necessarily limited to packing and preparing for shipment any materials or other inventory to be transferred, provision of reports, files and similar media necessary for continuation of the Work transferred, continuation of Work at reducing levels if necessary during a transition period and at reduced levels if Work is transferred in part. Prices for additional Work such as packing and preparation for shipment, and revision of prices resulting from revised volumes, if necessary, shall be proposed by Supplier and shall be mutually agreed upon by the parties Supplier shall also, at its sole cost and expense, cooperate with AT&T in returning any and all orders, associated documentation and other related information and material to AT&T or elsewhere, in an orderly fashion to minimize negative customer impacts and ensure an orderly migration and transfer of work.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
08 January 2007

IN WITNESS WHEREOF, the Parties have caused this Agreement No. 20070105.006.S.001 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the date the last Party signs.

StarTek, Inc.		AT&T Corp.
By AT&T Services, Inc., its authorized representative.

By:	/s/ Patrick M. Hayes	By:	/s/ Keith Connolly

Printed Name:	Patrick M Hayes	Printed Name:	Keith Connolly

Title:	COO	Title:	VP, Global Strategic Sourcing

Date:	3/28/07	Date:	3/28/07

Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

STATEMENT OF WORK
AT&T Worldwide Customer Service (WCS)
Local Order Processing Services
01 JANUARY 2007
A.	Program Description
Upon receipt of customer orders provided electronically by AT&T, Supplier shall provide various Local Order Processing Services customer care services for AT&T’s local Enterprise Business customers as described below (the “Services”). This Statement of Work (SoW) contains four WCS Local functions:
1.	UNE-P* (Unbundled Network Element Platform); TSR* (Total Services Resale)

2.	MACD (Move, Add, Change, Disconnects); New Remote Call Fwd (RCF) Ordering Support

3.	Prime

4.	Data (Local Private Line)
The estimated number of Full-time Equivalent (“FTE”) Order Specialists (“OS”) required to support each function is as follows:

Local Functions	No. of FTE's
UNE-P / DATA (LPL)	[*]
MACD	[*]
PRIME	[*]

TOTAL	[*]

AT&T reserves the right to change these estimates at anytime by providing written notice to Supplier.
*UNE-P & TSR functions are two variations of similar order types, and are dependent on the model used by certain Local Exchange Carriers in how they sell connectivity services to AT&T.
B.	Objectives:
Drive production: As a primary objective, Supplier will focus on project managing the greatest possible number of customer orders accurately to completion throughout the duration of this agreement.
Focus aggressively on Service Delivery/ speeding up revenue realization: The Supplier will focus on timely completion of order processing, paying special attention to data-input errors known to be causing order rejects. The earlier the orders are completed, the earlier they can be billed, thus increasing revenue for Supplier. The Supplier will also focus on breaking logjams of orders should any backlogged orders occur during the period.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

Function #1: UNE-P / TSR

UNE-P	C. Supplier’s Responsibilities
Supplier shall provide qualified dedicated resources, as described in Section entitled “Staffing Requirements” to AT&T in support of the Order Specialist (“OS”) functions as they pertain to the customer ordering process for AT&T’s Local products and services. The primary focus of this position is customer service through account support, both proactive and demand, for a variety of AT&T’s Local customers.
Frequent contacts with these customers are anticipated and each individual customer can have a variety of products/services and servicing needs. This position acts as an extension to AT&T’s Account Team and has additional responsibilities for revenue stimulation, generation and protection, order formatting and input; account inquiry and receivables management.
Following is a more detailed description of these aforementioned functions:
•	Order Specialist (“OS”)

•	ABN, Prime Standalone, and One Net Orders via UNE-P Connectivity Option
Production:
For the orders assigned to the Supplier by AT&T’s Local Customer Relationship Manager (“CRM”), the Supplier will carry out the production functions listed below, managing to completion the greatest number of orders possible. Below are the minimum requirements, which include, are not be limited to the following. AT&T reserves the right to modify these requirements, by providing written notice to Supplier.
1.	Data gathering: Work with AT&T Sales Executives and customers to obtain and verify the required customer, service and Customer Provided Equipment (“CPE”) information required in the Minimum Quality Data Set (“MQDS”) to assure clean data-flow through the ordering systems. OS will review customer’s contract and pull Customer Service Request (“CSR”) from LIFE (“Local Integrated Front End”) and verify accuracy and reconcile discrepancies/ profitably, verify published LEC business rules and services guidelines and MQDS package. OS needs to review for accuracy, work with sales person, other company personnel, customer and their vendor, work lists, and project / program management to verify package for accuracy and complete the technical information as required to complete the order.

2.	Order placement:
A.	Using appropriate Local systems as identified by AT&T; enter and check for accuracy on all service requests.
i.	Supplier’s OSs will be responsible for entering and tracking all orders in AT&T systems (i.e., AT&T’s eCRM/Project Delivery Manager (“PDM”) or other system(s) as specified by AT&T) and ensuring all jeopardizes are cleared by their OSs and/or the appropriate work center, and notifying AT&T Sales Organization and the customer, if necessary, if any jeopardy is due date affecting. The PDM system will be one of the means used to track Supplier’s performance and SLA Scorecard

ii.	Manage service requests to system acceptance.
B.	Proactively participate on data gathering calls.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

C.	Create and/or request and validate 171/124/123 sub-accounts using AT&T specified tools, systems and processes.

D.	Communicate status to AT&T’s Sales Organization, customer, and work centers.

E.	Keep AT&T’s internal tracking system(s); e.g., “eCRM/PDM” updated.

F.	Expedite installation schedule as appropriate.
3.	Project management:
A.	Employ tracking tools. Check and record key project dates and proactively track orders.

B.	Work cooperatively and communicate regularly with AT&T’s Local Services (“ALS”) work centers responsible for service installation.

C.	Proactively manage and track all critical dates and events in AT&T’s ASR System, Single Work Flow System, eCRM/PDM and other related provisioning and tracking systems as may be required per AT&T’s instructions.

D.	Proactively Escalate to AT&T sales organization and provisioning organization on missed due dates as appropriate.

E.	Coordinate service provisioning and delivery.

F.	OS attends cut and/or is available via pager, phone, etc. during the cut to ensure and verify service is operating properly.

G.	Supplier’s OS will contact the customer on the Customer’s first business day after the cut to ensure and verify that the service has been installed and is operating properly. If service is not operating properly to customer satisfaction, the OS will take the appropriate steps to ensure proper operation and installation

H.	Both Supplier’s OS’s and Management participates via phone, in outages

I.	Close provisioning project in PDM or other AT&T systems.

J.	Adhere to the standard AT&T Local Ordering Customer Touchpoints Requirements as provided by AT&T.

K.	Ensure Supplier’s OS processes the order in AT&T’s electronic Customer Relationship Management/Project Delivery Manager (“eCRM/PDM”) system, or other system(s) as may be designated by AT&T in writing, to allow for an electronic back-up copy of the original files to be maintained as a “trail” for a minimum period of one year from the order completion date to address any potential discrepancies.
4.	First bill review
A.	Preview first bill for correctness.
•	Supplier’s OSs will be responsible for ensuring a timely and accurate first bill.
•	Supplier’s OSs will be responsible for reviewing ABN, Prime Standalone and the One Net first bill with the customer to ensure billing accuracy and completeness.
•	If required by AT&T, for ABN, Prime Standalone the Supplier’s OSs will work with the AT&T ABN, Prime Standalone project owner to conduct the First Bill Review.
•	If the bill is incorrect or if credits need to be applied, the Supplier’s OSs will notify the AT&T Sales teams that a corrected bill must be rendered prior to the start of the next billing cycle. The OS must either ensure the order correction is issued or issue it themselves.
Supplemental activities:
In addition to the items listed above, Supplier OSs shall perform the following activities:
5.	Follow Local Metrics/Individual Performance Objectives (IPOs), as provided by AT&T.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

Other specific functions as they relate to UNE-P service ordering are as follows:

☐	Determine if Local Services handoff package is accurate and complete.

☐	Assign orders to OSs within 24 hours of receipt

☐	If required by AT&T, proactively work to obtain complete order package within 48 hours of order assignment, escalating as appropriate before canceling an incoming order.

☐	Determine the correct service provider

☐	Enter order into ordering support system(s) as designated by AT&T within 24 hours.

☐	Review the Customer Expectation Document with the Customer

☐	Complete data gathering with the Customer

☐	Set new customer expectations

☐	Create and or request and/or validate 171/124/123 sub-accounts using AT&T specified tools, systems and processes within 24 hours of PDM record creation

☐	Enter order in LIFE.

☐	Obtain a Single Working Flow (“SWF”) within 48 hours of LIFE order entry. Obtain Voice mail ID, if applicable, from SWF.

☐	Perform all Touchpoints per the Touchpoint requirements as outlined below.

☐	On a daily basis, check appropriate systems for each pending order, clear all rejects, and update all logs, stakeholders and reports within 24 hours.

☐	Project Manage order to completion

☐	Function as Single Point of Contact (“SPOC”) for UNE-P Large Local Projects

☐	If at any time, a regulation or process change is necessary, that substantially impact DMOQ’s/SLA;s, Supplier and AT&T reserve the right to mutually agree to re-establish mutually acceptable DMOQ’s and SLA’s with AT&T.
Supplier will utilize and leverage tools on a daily basis as to minimize aging of orders and provide AT&T a weekly Work In Progress (“WIP”) aging readout as to statistics and backup order detail. Supplier will also develop, implement and leverage other tools and stewardship and look-ahead reports as mutually agreed upon by the parties.
Touchpoint Requirements
Supplier must complete the orders in accordance with the Touchpoints requirements shown below. Completion is defined as Supplier’s OS entered the order into AT&T’s electronic Customer Relationship Management/Project Delivery Manager (“eCRM/PDM”) system, or other system(s) as may be designated by AT&T in writing, and completion of all the following 5 Touchpoints:
•	Touchpoint #1: Within [*] of order assignment and if applicable, order cancellation, Supplier’s OS sends an e-mail and places a follow-up call to AT&T’s sales organization and/or the customer to indicate that they have been assigned as the OS to work the order, and

•	Touchpoint #2: Within [*] of data becoming available, Supplier’s OS indicates order acceptance by AT&T’s provisioning group and emails single work flow number, voice mail access numbers, estimated order completion date and email to customer and order originator and follow-up with a voice discussion, and
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

•	Touchpoint #3: Within [*] of receipt of a firm order confirmation, Supplier’s OS sends an e-mail and places a follow-up call to the customer advising them of the dates that they can expect their services to be turned up; and

•	Touchpoint # 4 — [*] after cutover, Supplier’s OS contacts the customer to confirm that a successful test and turn-up has taken place and verifies that their service is working; and

•	Touchpoint # 5 — Within [*] of completing Touchpoints 1 thru 4, Supplier’s OS must ensure that a First Bill Review takes place.

UNE-P	D. Reports/Status Requirements
AT&T will provide Supplier, at AT&T’s sole discretion, timely access to the data necessary to generate the required daily, weekly, and monthly reports set forth below which shall be provided by Supplier.
1.	Provide required periodic reporting to AT&T:

Deliver analysis of AT&T provided Weekly/Monthly Score Card Results, to AT&T with root cause analysis of metrics, as requested by AT&T. Supplier shall provide required data requested by AT&T for the completion of the Score Card Results.

Daily incoming log including, but not limited to the following information on an order by order basis: Date order received, Customer name, Date assigned and assigned to, Date entered into eCRM/PDM, eCRM/PDM CC#, Date entered into LIFE, LIFE order number, Date into SWF, SWF number, Expected completion date, Actual completion date, orders held, orders rejected back to AT&T’s’ sales/originator, orders in WIP/Backlog, Touchpoints missed by individual touchpoint, SWF past due, completed past due.

Daily On-time Performance Reports

Supplier will utilize and leverage tools on a daily basis as to minimize aging of orders and provide AT&T a weekly WIP aging readout as to statistics and backup order detail. Supplier will also develop, implement and leverage other tools and stewardship and look-ahead reports as mutually agreed upon by the parties

Stewardship look ahead reports, cycle times, WIP backlog and other business metrics.

Headcount listing, organizational charts and escalation contact lists

Others as deemed necessary by AT&T.

2.	Supplier shall pro-actively manage its resources down to the individual level (Monthly P3 Results/Reviews) in a format satisfactory to AT&T.

3.	Supplier’s Program Manager shall attend daily, weekly and monthly status meetings as established by the AT&T. Such meetings shall be at Supplier’s sole cost and expense.

4.	A quarterly review of Program content and implementation will be performed between AT&T’s Project Manager and Supplier’s Program Manager. Weekly operational calls will also be held between the AT&T and Supplier’s Program Managers. AT&T may request daily reviews when business results and metrics warrant. These reviews will be conducted at the convenience of both parties.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

5.	Supplier shall use the appropriate Supplier’s project management tools and reporting systems in order to effectively and efficiently manage AT&T provided order volumes and provide timely and accurate status to AT&T and its’ customers. Supplier, at its’ sole expense, shall design and implement such systems and tools as Supplier deems necessary to support the Work.

UNE-P	E. Direct Measures of Quality (DMOQs)/Service Level Agreements (SLA)
Prime, ABN/Prime Standalone and One Net Products with UNE-P
Supplier shall comply with the Targets as provided by AT&T. AT&T reserves the right to change the targets at any time by providing written notice to Supplier. Supplier shall implement processes and controls as to achieve the DMOQ targets. AT&T and Supplier will utilize the SLAs for monthly production scorecard purposes.

UNE-P	F. Hours / Days of Operation:

Supplier shall provide UNE-P services [*], from 8:00 AM until 5:00 PM in each time zone as required by Customer accounts.
When necessary, Supplier will ensure OS and management participation on all ports, cuts, customer or AT&T calls, meetings, outages and other AT&T business needs that take place or fall outside of the standard 8:00 AM to 5:00 PM business hours. In addition, whenever a critical business need arises outside of normal business hours, Supplier will work collectively with AT&T to provide services as necessary.

UNE-P	G. Volume and Forecasting Process
AT&T anticipates it will generate a volume of Work for Supplier to staff [*] Order Specialist FTE’s (subject to AT&T’s written request and written approval). Supplier agrees to provide such Order Specialists as requested and approved by AT&T in writing per the following notification. For headcount increases, Supplier shall provide such increased headcount within [*] days. Supplier shall not invoice AT&T for any decreased headcount after the effective date of such headcount reduction stated in the written notice. AT&T reserves the right at anytime, in its sole discretion, to make increases or decreases to said figure in writing, for any reasons whatsoever, including without limitation the following conditions: account movement, performance issues, changes in volume growth, and impacting technical and system enhancements to Local Ordering processes which would impact the requirement of human intervention. Supplier agrees to implement such increases or decreases as directed by AT&T.
Notwithstanding the above referenced anticipated volume and forecasts, Supplier acknowledges that AT&T has no commitment or obligation to furnish work or compensation to Supplier and Supplier accepts the economic risks that volumes may vary substantially upward or downward of any AT&T forecasts. Supplier further acknowledges that AT&T’s sole obligation shall be to pay for work actually performed and that AT&T has no responsibility for Supplier’s refresher, continuation or attrition training cost.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

UNE-P	H. Training Requirements
Duration:
Training duration is approximately [*] and shall include the following:
Prime Standalone — [*] Duration
ABN— [*] Duration
One Net — [*] Duration
Such training shall include the following:
MACD
UNE-P
IOM System Training
Customer Care Soft Skills
Escalations/Expedites
DMOQ’s/Metrics
Project Management
Other as necessary
Other AT&T systems as may be identified by AT&T
The project plan, timelines and schedules will be developed in parallel to this training.
Supplier shall recruit, train and staff OSs pursuant to AT&T’s written authorization. AT&T reserves the right, in its sole discretion, to change any items and Supplier agrees to adhere to such changes.
AT&T currently has various training programs in place for the OS position.
AT&T agrees to provide the first such training programs to the Supplier. Supplier shall provide the following:
•	Supplier provides a designated trainer or supervisor to attend these classes

•	Supplier will then assume full responsibility for training their resources from that point forward
AT&T will provide the necessary job aides to enable the Supplier to accurately complete ordering screens, system access, training materials.
Personnel Qualifications
Supplier OS’s must be proficient in both basic voice communications and customer care soft skills. At a minimum the OS’s should have:
•	Knowledge of Local voice telecommunications
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

•	Customer Care Skills (e.g., handling irate customer etc.)

•	An understanding of how the service works and the various components

•	Professional Telephone Skills

•	Professional handling and resolution of customer dissatisfactions/objections.

•	Project Management Skills
•	Note: Increased emphasis shall be placed on achieving very low order defect rates and virtually eliminate work center rework.
Post-Training Support:
If some additional level of support is required after formal training has taken place, AT&T’s management team will work collectively with the Supplier to provide these resources as necessary.
System IDs, Passwords, Logins, Connectivity Testing Procedures
AT&T will supply necessary IDs and both parties will designate a SPOC (“Single Point of Contact”) to work through ID issues for System IDs, Passwords, Logins, Connectivity Testing Procedures.
Training Locations
Training to take place at Supplier’s Work Location in Greeley, CO.
For changes in Supplier’s training location that is initiated by Supplier, Supplier shall assume all travel expenses for Supplier’s employees.
Function #2: LOCAL MACD

MACD	C. Supplier’s Responsibilities
Program Description:
Data gathering: Supplier shall work with AT&T’s AEs/SEs (“Account Executives — Growth / Sales Executives” — Global) and other AT&T personnel and customers to obtain and verify the required customer, service and Customer Premise Equipment (“CPE”), which is defined as customer specific information that is obtained during the data gathering call, which takes place shortly after either the Minimum Data Set (MDS) or Minimum Quality Data Set (“MQDS”) handoff to Supplier. The MQDS contains information such as, but not limited to, Order Information, DEMARC information and equipment Information and signaling requirements (Loop Start/Ground Start, etc.)
1.	Obtain information required in the Minimum Quality Data Set (“MQDS”) to assure clean data-flow through the ordering systems.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

2.	Order placement :
•	Using appropriate ordering systems, enter and check for accuracy, service requests.
•	Supplier’s OS’s will be responsible for entering and tracking all orders in AT&T systems (i.e., eCRM/Project Delivery Manager (PDM), MACD Tool, Electronic Flow Through Ordering/Integrated Ordering Manager (EFMS/IOM) or other system as specified by AT&T) and ensuring all jeopardies are cleared by their OS and/or the appropriate work center, and notifying sales and/or the customer if any jeopardy is due date affecting. The PDM system will be one of the means used to track Supplier’s performance for SLA Scorecard purposes.

•	Manage service requests to system acceptance.

•	Communicate status to AT&T’s AE, customer, vendor, and work centers.

•	Expedite installation schedule as appropriate.
•	Proactively manage and track all critical dates and events in the Access Service Request (“ASR”) System, Customer Connect and other related provisioning and tracking systems
3.	Project management:
•	Employ tracking tools. Check and record key project dates.
•	Track orders.
•	Work cooperatively and communicate regularly with AT&T Local Services (“ALS”) work centers responsible for service installation.
•	Proactively manage critical dates and events.
•	Proactively escalate on missed due dates as appropriate.
•	Coordinate access cut dates.
•	OS leads and participates via phone, on critical or sensitive orders to ensure service is operating properly. This may include cuts for port orders, disconnect—new move orders. For non-sensitive customers, OS will set-up the call and be available by pager.
•	OS and Management participates via phone, in outages
•	Management participates in, via phone, in customer calls as required
•	OS resolves incorrectly placed or provisioned orders
4.	Close project in PDM, EFMS/IOM, MACD Tool or other AT&T system.
Supplemental functions to be performed by Supplier’s OS:
1.	Follow Local Metrics as provided by AT&T.

2.	Supplier will provide, at no charge to AT&T, the daily, weekly, and monthly reports set forth below AT&T will provide, at its sole discretion, timely access to the data necessary to generate the required reports.
•	Deliver Weekly/Monthly Score Card Results to AT&T with root cause analysis of metrics as requested by AT&T.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

•	Daily incoming log including, but not limited to, the following information on an order by order basis: Date order received, Customer name, Date assigned and assigned to, Type of order, Billing Administration Number (BAN), Date entered into tracking and order management system, Date entered into various AT&T systems (e.g., LIFE, PWOT, EFMS/IOM or MAC-D tool), order number, Date into SWF or ASR, SWF or ASR number, Expected completion date, Actual completion date, Date and Time each touchpoint has been completed, Orders held, Orders rejected back to sales/originator, Orders rejected from Provisioning, corrected and resubmitted within 24 hours including pulling reject reports from MAC-D or other tracking tool at least three times per day Orders in WIP/Backlog, Touchpoints missed by individual touchpoint, SWF or ASR past due, completed past due

•	Daily On-time Performance Reports

•	Provisioning Reject Reports with resubmission data

•	Orders Rejected Back to Source Report

•	Anti-Cramming Compliance Reports

•	Daily Disconnect Report

•	Critical and Port Order Report

•	Daily Incoming Call Report

•	Supplier will utilize and leverage tools on a daily basis as to minimize aging of orders and provide AT&T a weekly Work in Progress (“WIP”) aging readout as to statistics and backup order detail. Supplier will also develop, implement and leverage other tools and stewardship and look-ahead reports as mutually agreed upon by the parties.

•	Headcount listing, organizational charts and escalation contact lists.

•	Others as deemed necessary by AT&T.
5.	Supplier shall pro-actively manage their resources down to the individual level (Monthly Results/Reviews) in a format satisfactory to AT&T.
6.	Supplier’s Program Manager shall attend daily, weekly and monthly status meetings as established by the AT&T. Such meetings shall be at Supplier’s sole cost and expense.
7.	A quarterly review of Program content and implementation will be performed between AT&T’s Project Manager and Supplier’s Program Manager. Weekly operational calls will also be held between the AT&T and Supplier’s program managers. AT&T may request daily reviews when business results and metrics warrant. These reviews will be conducted at the convenience of both parties.
8.	If at any time, a regulation or process change is necessary, that substantially impact DMOQ’s/SLA;s, AT&T reserves the right to re-establish DMOQ’s and SLA’s.
Additional Supplier’s Responsibilities
Supplier shall provide qualified dedicated resources to AT&T in support of the OS function as they pertain to the Ordering process for AT&T’s Local products and services. The primary focus of this position is customer service through account support, both proactive and demand, for a variety of AT&T’s Local customers.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

Frequent contacts with these customers are anticipated and each individual customer can have a variety of products/services and servicing needs. This position acts as an extension to the AT&T’s Account Team and has additional responsibilities for revenue stimulation, generation and protection, order formatting and input; account inquiry and receivables management.
Following is a more detailed description of these aforementioned functions:
Order Specialist Function
For the orders assigned to the Supplier by AT&T’s Local CRM, the Supplier will carry out the production functions listed below, managing to completion the greatest number of orders possible.
MACD ORDERS
Order Specialist (OS) Function Overview
The OS’s primary focus is customer service through both proactive and demand account support. The OS handles multiple daily contacts with our business customers and other internal AT&T work groups, including our sales force. The OS is responsible for handling a wide diversity of requests to provide “one stop service” for our internal and external clients. These contacts pertain to a variety of AT&T product/service offerings. Some of these requests may involve such issues as:
•	Providing product/service offering information

•	Negotiating with sales, customers, vendors and other agents involved with client orders and services installation

•	Ordering product/service offerings

•	Managing service implementation issues

•	Receiving AT&T employee and customer initiated calls

•	Entering Orders into AT&T’s ordering system

•	Providing status and feedback to customers as required

•	Closing out the orders with clients

•	Resolving incorrectly placed or provisioned orders
The goal is to service customers on a proactive basis, which can include clarifying service requirements, statusing on service activities and participating in account reviews with the AT&T Account Team.
•	OS’s must develop, maintain and present a direct relationship with the customer and their business. The person provides a level of customer service that meets all of their needs and exceeds the customer’s expectations.
•	OS’s shall maximize the number of requests completed on line and minimize the number of requests transferred to other organizations. OS’s are responsible and accountable for customer satisfaction, customer retention, and all other performance objectives assigned.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

MACD Touchpoint Requirements
Local Network Services (LNS) Moves, Adds, Changes, and Disconnects (MACD)
Touchpoint Requirements are as follows:
Supplier must complete the Orders in accordance with the Touchpoints requirements shown below. Completion is defined as Supplier’s OS entered the MACD Order into AT&T’s electronic Customer Relationship Management/Project Delivery Manager (“eCRM/PDM”) system, or other system(s) as may be designated by AT&T, and completion of the following 4 Touchpoints:
Touchpoint #1: Within [*] of order assignment, Supplier’s OS sends an e-mail and places a follow-up call to sales and/or the customer to indicate that they have been assigned to work the order; and
Touchpoint #2: Within [*] of order acceptance by provisioning, Supplier’s OS emails client and order originator with details including single work flow or ASR number, estimated order completion date and then follows up with a voice discussion and
Touchpoint #3: Within [*] of receipt of a firm order confirmation, Supplier’s OS sends an e-mail and places a follow-up call to the customer advising them of the dates that they can expect their services to be turned up; and
Touchpoint # 4 — [*] after cutover, Supplier’s OS contacts the customer to confirm that a successful test and turn-up has taken place and verifies that their service is working.
For tracking and SLA purposes, AT&T and Supplier will use [*], but it is AT&T’s expectation and Supplier agrees to have it’s OS’s conduct touchpoints within [*] of trigger. This shall apply to all touch points shown above.
Notwithstanding the foregoing, Supplier recognizes that some complex MACD orders (including and not limited to outside moves/disco re-terms) may require a port and Supplier will have OS schedule, coordinate and project manage the required porting activity.
Process for Move, Add, Change and Partial Disconnect Orders:
1.	The OS control desk receives the MACD request from the customer, sales or other AT&T personnel.

2.	Determines the type of order that will be required and the type of product.

3.	If partial disconnect, Supplier must research and determine applicable disconnect and termination charges. Supplier then contacts the customer to complete data gathering, inform the customer of any applicable state tariff requirements, any applicable contract termination charges, and request a signed disconnect letter which Supplier has included the applicable termination charges.

4.	If not a partial disconnect, but a simple MACD, conducts data gathering and places order in MACD Web Tool.

5.	If not a partial disconnect, but a complex MACD, completes data gathering and places order in PWOT/LIFE System.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

6.	For partial disconnects, upon receipt of a completed MQDS and the signed Disconnect Letter, the OS Completes a MACD (Move, Add, Change, & Disconnect) form, submit the order and note Martin, universal billing and other systems as appropriate. For Voice Services, Service Request is generated via MACD Web Tool For Data Services, Service Request is generated via USRP. A copy of the disconnect letter is faxed to the Network Imaging Center (NIC) to be loaded into DocViewer.

7.	Notifies Order Originator and other stakeholders (AE/SE, FSM, TSM, Customer Service Manager (CSM) and/or Customer as appropriate) of Order Receipt within [*] via email and a telephone call.

8.	Completes all other touchpoints as detailed above.

9.	Proactively manages order to ensure timely and proper completion within DMOQ/SLA metrics.

10.	Continues to provide feedback to Customer and Order Originator at mutually agreed upon intervals until service request is complete.

11.	Proactively escalates when necessary.

12.	Keeps copy of the original document as a “paper trail” to address any potential discrepancies.

13.	Depending on the size of the customer account and the scope of service request, a first bill review may be necessary.

14.	Complies with all best practice processes.
Process for Total Disconnect Order
The DMOQs for total disconnect orders shall be provided by Company. Only one SLA applies to total disconnects; Average ETE Cycle Time for Total Disconnects (# of days). Otherwise, only the total disconnect DMOQs apply as management targets which Supplier is expected to attain or exceed.
1.	Request is claimed in DDTS. (“Disconnect Desk Tracking System”)

2.	Research and determine any applicable disconnect and termination charges.

3.	Contact the customer to complete data gathering, inform the customer of any applicable state tariff requirements any applicable contract termination charges, and request a signed disconnect letter which Supplier has included the applicable termination charges.

4.	Update Disconnect Desk Tracking Tool.

5.	Upon receipt of a completed MQDS and the signed Disconnect Letter, the OS completes a MACD (Move, Add, Change, & Disconnect) form, submits the order and notes Martin, universal billing and other systems as defined by AT&T. Based on the Offer Type being disconnected:

For Voice Services, Service Request is generated via MACD Web Tool For Data Services, Service Request is generated via USRP

6.	A copy of the disconnect letter is faxed to the Network Imaging Center (NIC) to be loaded into DocViewer.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

7.	Notifies Order Originator and other stakeholders (AE/SE, Sales Mangers, Customer Service Manager and/or Customer as appropriate) of Order Receipt within [*] via email and a telephone call.

8.	Completes all other touchpoints as detailed above.

9.	Proactively manages order to ensure timely and proper completion within DMOQ/SLA metrics.

10.	Continues to provide feedback to Customer and Order Originator at mutually agreed upon intervals until service request is complete.

11.	Proactively escalates when necessary.

12.	Keeps copy of the original document as a “paper trail” to address any potential discrepancies.

13.	Complies with all BPS and other best practice processes.

14.	Once the order completes, Update DDTS with the completion information.
Supplier shall access AT&T intranet web pages to access forms and information for the following order processing and other work tasks:
Types of order:
Moves
Adding Lines
Changes
Directory
Disconnects
Support sites
Customer Not Ready
Billing and/or Inventory Records

MACD	D. Reports/Status Requirements
AT&T will provide Supplier, at AT&T’s sole discretion, timely access to the data necessary to generate the required daily, weekly, and monthly reports set forth below which shall be provided by Supplier.
1.	Provide required daily reporting to AT&T:
Reject report
Disconnect report
WIP report
ASR past due report
Orders issued report
Missed touchpoint report
Others as deemed necessary by AT&T.
2.	Supplier shall pro-actively manage its resources down to the individual level (Monthly P3 Results/Reviews) in a format satisfactory to AT&T.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

3.	Supplier’s Program Manager shall attend daily, weekly and monthly status meetings as established by the AT&T. Such meetings shall be at Supplier’s sole cost and expense.
4.	A quarterly review of Program content and implementation will be performed between AT&T’s Project Manager and Supplier’s Program Manager. [*] operational calls will also be held between AT&T and Supplier’s Program Managers. AT&T may request [*] reviews when business results and metrics warrant. These reviews will be conducted at the convenience of both parties.
5.	Supplier shall use the appropriate Supplier’s project management tools and reporting systems in order to effectively and efficiently manage AT&T provided order volumes and provide timely and accurate status to AT&T and its’ customers. Supplier, at its’ sole expense, shall design and implement such systems and tools as Supplier deems necessary to support the Work.

MACD	E. Direct Measures of Quality (DMOQs) and Service Level Agreements
Supplier shall comply with the Targets as provided by AT&T. AT&T reserves the right to change the targets at any time by providing written notice 45 days in advance to Supplier. Supplier shall implement processes and controls as to manage results to the DMOQs. AT&T and Supplier will utilize the SLAs for monthly production scorecard purposes.

MACD	F. Hours / Days of Operation
Supplier shall provide MACD services [*], from 8:00 AM until 5:00 PM in each time zone as required by Customer accounts. The required hours of operation for inbound caller initiated MACD order processing are 8:00 AM CST to 6:00 PM CST.
When necessary, Supplier will ensure OS and management participation on all ports, cuts, customer or AT&T calls, meetings, outages and other AT&T business needs that take place or fall outside of the standard 8:00 AM to 5:00 PM business hours. In addition, whenever a critical business need arises outside of normal business hours, Supplier will work collectively with AT&T to provide services as necessary.

MACD	G. Volume and Forecasting Process
AT&T anticipates it will generate a volume of Work for Supplier to staff [*] Order Specialist FTE’s (subject to AT&T’s written request and written approval). Supplier agrees to provide such Order Specialists as requested and approved by AT&T in writing per the following notification. For headcount increases, Supplier shall provide such increased headcount within [*] days. Supplier shall not invoice AT&T for any decreased headcount after the effective date of such headcount reduction stated in the written notice. AT&T reserves the right at anytime, in its sole discretion, to make increases or decreases to said figure in writing, for any reasons whatsoever, including without limitation the following conditions: account movement, performance issues, changes in volume growth, and impacting technical and system enhancements to Local Ordering processes which would impact the requirement of human intervention. Supplier agrees to implement such increases or decreases as directed by AT&T.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

Notwithstanding the above referenced anticipated volume and forecasts, Supplier acknowledges that AT&T has no commitment or obligation to furnish work or compensation to Supplier and Supplier accepts the economic risks that volumes may vary substantially upward or downward of any AT&T forecasts. Supplier further acknowledges that AT&T’s sole obligation shall be to pay for work actually performed and that AT&T has no responsibility for Supplier’s refresher, continuation or attrition training costs.

MACD	H. Training Requirements
General Overview
The training module is a key component of the Local CRM project plan.
Training duration for this program is approximately [*], and shall include the following:
Prime Standalone MAC-D — [*] Duration
ABN— [*] Duration
One Net — [*] Duration
PWOT
UNEP
System training
Customer Care Soft Skills
Escalations/Expedites
DMOQ/Metrics
Project Management
IOM
Other AT&T systems as may be identified by AT&T
Supplier shall recruit, train and staff OSs pursuant to AT&T’s written authorization. AT&T reserves the right, in its sole discretion, to change any items and Supplier agrees to adhere to such changes.
AT&T currently has various training programs in place for the OS positions. AT&T will provide the first such training programs to the Supplier, and Supplier agrees that:
•	Supplier must guarantee that a designated trainer or supervisor from their team will attend these classes, at no charge to AT&T.

•	Supplier will then assume full responsibility for training their resources from that point forward.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

AT&T will provide the necessary job aides to enable the Supplier to accurately complete ordering screens, system access, and training materials.
Personnel Qualifications
Supplier OSs are required to be proficient in both basic voice communications and customer care skills. At a minimum the Supplier’s associates should have:
•	Knowledge of Local voice communications

•	Customer care skills (e.g., handling irate customer etc.)

•	An understanding of how the service works and the various components

•	Professional telephone skills

•	Professional handling and resolution of customer dissatisfactions/objections. Note: Increased emphasis should be placed on achieving very low order defect rates and virtually eliminate work center rework.

•	Project management skills
Post-Training Support:
If some additional level of support is required after formal training has taken place, AT&T will work collectively with the Supplier to provide these resources as necessary.
System IDs, Passwords, Logins, Connectivity Testing Procedures
AT&T will supply necessary IDs and both parties will designate a SPOC (“Single Point of Contact”) to work through ID issues.
Training Locations
Training to take place at Supplier’s Work Location in Greeley, CO.
For changes in Supplier’s training location that is initiated by Supplier, Supplier shall assume all travel expenses for Supplier’s employees.
Function #3: LOCAL PRIME

PRIME	C. Supplier’s Responsibilities
Production:
For the Prime New orders assigned to the Supplier by AT&T’s Local CRM, the Supplier will carry out the production functions listed below, managing to completion the greatest number of orders possible.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

1.	Data gathering: Work with AT&T’s AE (Account Executives) and other AT&T personnel and customers and vendor to obtain and verify the required customer, service and Customer Premise Equipment (“CPE”) information required in the MQDS (Minimum Quality Data Set) to assure clean data-flow through the ordering systems. OS will review contract/ CSR/ Letter of Authorization profitably tool and MDS package, OS needs to review for accuracy, work with sales person, customer and their vendor to verify package for accuracy and complete the technical information as required to complete the order.

2.	Order placement:
A.	Using appropriate AT&T Local systems enter and check for accuracy, service requests.
Supplier’s OS’s will be responsible for entering and tracking all orders in the Integrated Order Manager (“IOM”) and End to End Flow-through Management System (“EFMS”) systems and ensuring all jeopardies are cleared by their OS’s and/or the appropriate work center, and notifying sales and/or the customer if any jeopardy is due date affecting. The IOM/EFMS system will be one of the means used to track Supplier’s performance for SLA Scorecard purposes.

B.	Manage service requests to system acceptance.

C.	Communicate status to AT&T Sales, customer, vendor, and work centers

D.	Keep EFMS and other AT&T systems updated

E.	Expedite installation schedule as appropriate.
3.	Project management:
A.	Employ tracking tools. Check and record key project dates.

B.	Proactively track orders.

C.	Work cooperatively and communicate regularly with ALS work centers responsible for service installation.

D.	Proactively manage and track all critical dates and events in the ASR and EFMS system, and other related provisioning and tracking systems.

E.	Escalate on missed due dates as appropriate.

F.	Coordinate service delivery and access cut dates.

G.	Coordinate port dates

H.	OS coordinates, leads and participates via phone on all 72 hour calls to ensure all parties are ready and in agreement with expectations for night of cut and/or porting requirements.

I.	OS attends cut and/or is available via pager, phone, etc. during the cut to ensure and verify service is operating properly.

J.	Management participates via phone, in customer calls as required

K.	Close provisioning project

L.	Adhere to the standard AT&T Local CRM Customer Touchpoints Requirements shown below.
4.	First bill review
A.	Preview first bill for correctness.
•	To preview billing system for errors, drive corrections with billing system agent and perform subsequent previews until the billing system information is correct.

•	Supplier’s OS’s will be responsible for conducting a full first Bill Review with the customer to ensure billing accuracy and completeness.

•	If the bill is incorrect or if credits need to be applied, it is the responsibility of the Supplier’s OS to work with AT&T’s sales channels to issue the appropriate corrections, prior to the start of the next billing cycle.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

Prior to order issuance, Supplier will be responsible for retrieving reports to verify that all orders placed are correct and ensuring that the order completes within the required timeframe. Supplier also will monitor orders for jeopardy status, manage to meet established AT&T Local Ordering Individual Performance Objectives (IPOs) and adhere to the AT&T Customer Touch Points Requirements shown below. In the event a jeopardy situation occurs, Supplier will work to troubleshoot and resolve the issue within a reasonable timeframe.
Touchpoint Requirements
Supplier must complete the Orders in accordance with the Customer Touchpoints and Sales Touchpoints requirements shown below. “Completion” is defined as Supplier’s OS entered the Order into AT&T’s IOM/EFMS systems, or other system(s) as may be designated by AT&T, and completion of the Sales Touchpoints noted below and all of the following 7 Customer Touchpoints:
Customer Touchpoint #1 — Introduction Conference Call and Letter: Within [*] of order assignment, Supplier’s OS will send a letter and/or email and place a follow-up phone call to the customer to indicate that they have been assigned as the OS to work the order and schedule the data gathering call. If the order is cancelled or is to be cancelled, Supplier’s OS will notify the customer of the cancellation reason. If additional information is required, the Supplier’s OS will explain what information is missing or incorrect, what is required to proceed and why. If the order is to proceed, Supplier’s OS will then conduct the data gathering call with customer and other stakeholders as appropriate such as the client’s vendor and Supplier’s OS will provide an email or letter to customer confirming the items and or services ordered; and
Customer Touchpoint #2 — Confirmation Letter: Within [*] of receiving Engineering Out Date, Circuit Assignments and ASR numbers, Supplier’s OS will provide this information to the customer and/or vendor and/or AE and/or other stakeholder as previously agreed to; and
Customer Touchpoint #3 — FOC Confirmation: Within [*] of receipt of a firm order confirmation from the local exchange carrier, Supplier’s OS sends an e-mail and places a follow-up call to the customer and/or other stakeholders as agreed to or as appropriate advising them of the installation and tentative port dates that they can expect for their services to be turned up and provide the ASR number; and
Customer Touchpoint # 4 — Test and Turn-up Letter: Within [*] of circuit installation, Supplier’s OS emails the customer and/or other stakeholders as agreed to or as appropriate and follows up with a phone call to the customer informing them of the completion of the circuit installation, the date their vendor and the AT&T technician will be at the customer location to test and turn-up the circuit, inform the customer of their LEC confirmed port date and provide the customer the cut plan stressing the importance of reviewing and following the information contained in the document; and
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

Customer Touchpoint # 5 — Order Completion: [*] after cutover, the OS places a phone call and emails the customer and/or other stakeholders as appropriate to confirm that a successful test and turn-up has taken place, verifies that their service is working and thanks them for their business. If the cut was not successful, the Supplier’s OS will engage resources as required to fix the problem to drive a successful cut and satisfy the customer; and
Customer Touchpoint # 6 — Customer Not Ready: In the event of a Customer Not Ready (CNR) situation, the Supplier’s OS will place a phone call and email the customer and/or other stakeholder as agreed to or appropriate to reschedule the completion of the service installation and inform the customer of the tariffed CNR billing policy; and
Customer Touchpoint #7 — Bill Review/Completion Survey: Within [*] days of order acceptance, Supplier’s OS ensures that a First Bill Review takes place with the customer or other designated representative, the customer agrees with the billing data and request that the customer fill out a satisfactory survey. If the customer does not agree with the billing data, the Supplier’s OS will engage resources as required to remedy and resolve the billing errors.
Customer Touchpoints #1, #2, #3, #4, #5 and #7 must always be completed. Customer Touchpoint #6 is only conducted in the event of a Customer Not Ready situation. Customer Touchpoints may be measured for compliance via AT&T’s IOM/EFMS systems, or other system(s) as may be designated by AT&T and used for performance, compliance, SLA and other measurement and reporting purposes as designated by AT&T.
For tracking and SLA purposes, AT&T and Supplier will use [*], but it is AT&T’s expectation and Supplier agrees to have its OSs and employees conduct touchpoint within [*] of trigger. This shall apply to all touch points shown above.
Supplier OSs shall also perform the following 5 Sales Touchpoints, except as noted in the last paragraph of this section. These Sales Touchpoints take place before Customer Touchpoints.
Sales Touchpoint #1 Initial MDS Reply: Performed when an incomplete or inaccurate MDS is received. Within [*] of order assignment, Supplier’s OS will send a letter and/or email and place a follow-up phone call to AT&T sales if the MDS is incomplete or inaccurate to obtain the correct information to proceed with the order; and
Sales Touchpoint #2 MDS Acceptance: Performed when a complete and accurate MDS is received and accepted. Within [*] of order assignment, Supplier’s OS will send a letter and/or email and place a follow-up phone call to AT&T sales to inform the AE that the MDS is accurate, complete and has been accepted; and
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

Sales Touchpoint #3 MDS Rejection: Performed when a MDS package is rejected. Within [*] of order assignment, Supplier’s OS will send a letter and/or email and place a follow-up phone call to AT&T sales if the if the MDS package is going to be rejected and why; and
Sales Touchpoint #4 Performed when MDS package is rejected and Primepath lines or trunks were ordered incorrectly by Sales and this was identified prior to Customer Touchpoint 1 being conducted. MDS Rejection PrimePath: Within [*] of receiving notification, Supplier’s OS will send a letter and/or email and place a follow-up phone call to AT&T sales if the lines or trunks were ordered incorrectly and this was identified prior to Customer Touchpoint 1 being conducted; and
Sales Touchpoint #5 MDS Rejection — Line Notification: Performed when MDS package is rejected and Primepath lines or trunks were ordered incorrectly by Sales and this was identified by Provisioning or City Operations. Within [*] of receiving notification, Supplier’s OS will send a letter and/or email and place a follow-up phone call to sales if the PrimePath lines or trunks were ordered incorrectly and this was identified by Provisioning or City Operations.
Supplier’s OSs will always conduct Sales Touchpoint #2. Supplier’s OSs will only conduct Sales Touchpoints #1, #3, #4 and/or #5 if required based upon the underlying event or trigger occurring.

Prime	D. Reports/Status Requirements
AT&T will provide Supplier, at AT&T’s sole discretion, timely access to the data necessary to generate the required daily, weekly, and monthly reports set forth below which shall be provided by Supplier.
1.	Provide required periodic reporting to AT&T:
Deliver analysis of AT&T provided Weekly/Monthly Score Card Results, to AT&T with root cause analysis of metrics, as requested by AT&T. Supplier shall provide required data requested by AT&T for the completion of the Score Card Results.
Daily incoming log including, but not limited to the following information on an order by order basis: Date order received, Customer name, Date assigned and assigned to, Date entered into eCRM/PDM, eCRM/PDM CC#, Date entered into LIFE, LIFE order number, Date into SWF, SWF number, Expected completion date, Actual completion date, orders held, orders rejected back to AT&T’s’ sales/originator, orders in WIP/Backlog, Touchpoints missed by individual touchpoint, SWF past due, completed past due

Daily On-time Performance Reports

Supplier will utilize and leverage tools on a daily basis as to minimize aging of orders and provide AT&T a weekly WIP aging readout as to statistics and backup order detail. Supplier will also develop, implement and leverage other tools and stewardship and look-ahead reports as mutually agreed upon by the parties

Stewardship look ahead reports including OTP, cycle times, WIP backlog and other business metrics.

Headcount listing, organizational charts and escalation contact lists.

Others as deemed necessary by AT&T.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

6.	Supplier shall pro-actively manage its resources down to the individual level (Monthly P3 Results/Reviews) in a format satisfactory to AT&T.
7.	Supplier’s Program Manager shall attend daily, weekly and monthly status meetings as established by the AT&T. Such meetings shall be at Supplier’s sole cost and expense.
8.	A quarterly review of Program content and implementation will be performed between AT&T’s Project Manager and Supplier’s Program Manager. [*] operational calls will also be held between the AT&T and Supplier’s Program Managers. AT&T may request [*] reviews when business results and metrics warrant. These reviews will be conducted at the convenience of both parties.
9.	Supplier shall use the appropriate Supplier’s project management tools and reporting systems in order to effectively and efficiently manage AT&T provided order volumes and provide timely and accurate status to AT&T and its’ customers. Supplier, at its’ sole expense, shall design and implement such systems and tools as Supplier deems necessary to support the Work.

Prime	E. Direct Measures of Quality (DMOQs)/Service Level Agreements (SLA)
Supplier shall comply with the Targets as provided by AT&T. AT&T reserves the right to change the targets at any time by providing written notice 45 days in advance to Supplier. Supplier shall implement processes and controls as to manage results to the DMOQs. AT&T and Supplier will utilize the SLAs for monthly production scorecard purposes.

Prime	F. Hours / Days of Operation
Supplier shall provide Prime services [*], from 8:00 AM until 5:00 PM in each time zone as required by Customer accounts.
When necessary, Supplier will ensure OS and management participation on all ports, cuts, customer or AT&T calls, meetings, outages and other AT&T business needs that take place or fall outside of the standard 8:00 AM to 5:00 PM business hours. In addition, whenever a critical business need arises outside of normal business hours, Supplier will work collectively with AT&T to provide services as necessary.

Prime	G. Volume and Forecasting Process for Prime
AT&T anticipates it will generate a volume of Work for Supplier to staff [*] Order Specialist FTE’s (subject to AT&T’s written request and written approval). Supplier agrees to provide such Order Specialists as requested and approved by AT&T in writing per the following notification. For headcount increases, Supplier shall provide such increased headcount within [*] days, but no greater than [*] days. Supplier shall not invoice AT&T for any such decreased headcount after the effective date of such headcount reduction stated in the written notice. AT&T reserves the right at anytime, in its sole discretion, to make increases or decreases to said figure in writing, for any reasons whatsoever, including without limitation the following conditions: account movement, performance issues, changes in volume growth, and impacting technical and system enhancements to Local Ordering processes which would impact the requirement of human intervention. Supplier agrees to implement such increases or decreases as directed by AT&T.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

Notwithstanding the above referenced anticipated volume and forecasts, Supplier acknowledges that AT&T has no commitment or obligation to furnish work or compensation to Supplier and Supplier accepts the economic risks that volumes may vary substantially upward or downward of any AT&T forecasts. Supplier further acknowledges that AT&T’s sole obligation shall be to pay for work actually performed and that AT&T has no responsibility for Supplier’s refresher, continuation or attrition training costs.

Prime	H. Training Requirements
Duration is approximately [*] for new hires.
General Overview
The training module is a key component of the Local project plan, and shall include the following:
Prime Standalone MAC-D — [*] Duration
ABN— [*] Duration
One Net — [*] Duration
PWOT
UNEP
System training
Customer Care Soft Skills
Escalations/Expedites
DMOQ/Metrics
Project Management
IOM
Other AT&T systems as may be identified by AT&T
Supplier shall recruit, train and staff OS’s pursuant to AT&T’s written authorization. AT&T reserves the right, in its sole discretion, to change any items and Supplier agrees to adhere to such changes.
AT&T currently has various training programs in place for the OS and OS positions. AT&T will provide the first such training programs to the Supplier, and Supplier agrees that:
•	Supplier must guarantee that a designated trainer or supervisor from their team will attend these classes, at no charge to AT&T.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

•	Supplier will then assume full responsibility for training their resources from that point forward.
AT&T will provide the necessary job aides to enable the Supplier to accurately complete ordering screens, system access, and training materials.
Personnel Qualifications
Supplier OS’s are required to be proficient in both basic voice communications and customer care skills. At a minimum the Supplier’s associates should have:
•	Knowledge of Local voice communications
•	Customer care skills (e.g., handling irate customer etc.)
•	An understanding of how the service works and the various components
•	Professional telephone skills
•	Professional handling and resolution of customer dissatisfactions/objections. Note: Increased emphasis should be placed on achieving very low order defect rates and virtually eliminate work center rework.
•	Project management skills
Post-Training Support:
If some additional level of support is required after formal training has taken place, AT&T will work collectively with the Supplier to provide these resources as necessary.
System IDs, Passwords, Logins, Connectivity Testing Procedures
AT&T will supply necessary IDs and both parties will designate a SPOC (“Single Point of Contact”) to work through ID issues.
Training Locations
Training to take place at Supplier’s Work Location in Greeley, CO.
For changes in Supplier’s training location that is initiated by Supplier, Supplier shall assume all travel expenses for Supplier’s employees.
Function #4: LOCAL PRIVATE LINE (Data)

Data	C. Supplier’s Responsibilities
Data Order Specialist (“OS”) Function
Production:
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

For the orders assigned to the Supplier by AT&T’s Local CRM, the Supplier will carry out the production functions listed below, managing to completion the greatest number of orders possible.
1.	Data gathering: Work with AT&T’s AE (Account Executives) and other AT&T personnel and customers and vendor to obtain and verify the required customer, service and Customer Premise Equipment (“CPE”) information required in the MQDS (Minimum Quality Data Set) to assure clean data-flow through the ordering systems. OS will review contract/ CSR/ Letter of Authorization profitably tool and MDS package, OS needs to review for accuracy, work with sales person, customer and their vendor to verify package for accuracy and complete the technical information as required to complete the order.

2.	Order placement:
A.	Using appropriate AT&T Local systems; enter and check for accuracy, service requests.

Supplier’s OSs will be responsible for entering and tracking all orders in the Integrated Order Manager (“IOM”) and End to End Flow-through Management System (“EFMS”) systems and ensuring all jeopardies are cleared by their OSs and/or the appropriate work center, and notifying sales and/or the customer if any jeopardy is due date affecting. The IOM/EFMS system will be one of the means used to track Supplier’s performance for SLA Scorecard purposes.

B.	Manage service requests to system acceptance.

C.	Communicate status to AT&T Sales, customer, vendor, and work centers

D.	Keep EFMS and other AT&T systems updated

E.	Expedite installation schedule as appropriate escalating to get dates back on track when missed.
3.	Project management:
A.	Employ tracking tools. Check and record key project dates.

B.	Proactively track orders.

C.	Work cooperatively and communicate regularly with ALS work centers responsible for service installation.

D.	Proactively manage and track all critical dates and events in the ASR and EFMS system, and other related provisioning and tracking systems.

E.	Escalate on missed due dates as appropriate.

F.	Coordinate service delivery and access cut dates between AT&T, customer, vendor, and LEC as required.

G.	Coordinate with any related order activity (e.g., intercity, remote end, core circuits).

H.	OS will set up both the 72 hour call and the night of cut call. OS will create the cut sheet for use on the 72 hour call and participate on the 72 hour call. OS will be available via cell phone or pager for the cut call if a problem arises.

I.	OSs and Management participates via phone, in outages

J.	Management participates via phone, in customer calls as required

K.	Close provisioning project

L.	Adhere to the standard AT&T Local Customer Touchpoints Requirements shown below.
4.	First bill review
A.	Preview first bill for correctness.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

•	To preview billing system for errors, drive corrections with billing system agent and perform subsequent previews until the billing system information is correct.
•	Supplier’s OSs will be responsible for conducting a full first Bill Review with the customer to ensure billing accuracy and completeness.
•	If the bill is incorrect or if credits need to be applied, it is the responsibility of the Supplier’s OS to work with AT&T’s sales channels to issue the appropriate corrections, prior to the start of the next billing cycle.
Prior to order issuance, Supplier will be responsible for retrieving reports to verify that all order information to be placed is correct and ensuring that the order completes within the required timeframe. Supplier also will monitor orders for jeopardy status, manage to meet established AT&T Local CRM Individual Performance Objectives (IPO’s) and adhere to the AT&T’s Customer Touch Points Requirements shown below. In the event a jeopardy situation occurs, Supplier will work to troubleshoot and resolve the issue within a reasonable timeframe.
Touchpoint Requirements
Supplier must complete the Orders in accordance with the Customer Touchpoints and Sales Touchpoints requirements shown below. “Completion” is defined as Supplier’s OS entered the Order into AT&T’s IOM/EFMS systems, or other system(s) as may be designated by AT&T, and completion of the Sales Touchpoints noted below and all of the following 7 Customer Touchpoints in EFMS. It is not acceptable to wait until the order completes and retroactively complete the touchpoint:
Customer Touchpoint #1 — Introduction Conference Call and Letter: Within [*] of order assignment, Supplier’s OS will send a letter and/or email and place a follow-up phone call to the customer to indicate that they have been assigned as the OS to work the order and schedule the data gathering call. If the order is cancelled or is to be cancelled, Supplier’s OS will notify the customer of the cancellation reason. If additional information is required, the Supplier’s OS will explain what information is missing or incorrect, what is required to proceed and why. If the order is to proceed, Supplier’s OS will then conduct the data gathering call with customer and other stakeholders as appropriate such as the client’s vendor and Supplier’s OS will provide an email or letter to customer confirming the items and or services ordered; and
Customer Touchpoint #2 — Confirmation Letter: Within [*] of receiving Engineering Out Date, Circuit Assignments and ASR numbers, Supplier’s OS will provide this information to the customer and/or vendor and/or AE and/or other stakeholder as previously agreed to; and
Customer Touchpoint #3 — FOC Confirmation: Within [*] of receipt of a firm order confirmation from the local exchange carrier, Supplier’s OS sends an e-mail and places a follow-up call to the customer and/or other stakeholders as agreed to or as appropriate advising them of the installation and tentative port dates that they can expect for their services to be turned up and provide the ASR number; and
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

Customer Touchpoint # 4 — Test and Turn-up Letter: Within [*] of circuit installation,
Supplier’s OS emails the customer and/or other stakeholders as agreed to or as appropriate and follows up with a phone call to the customer informing them of the completion of the circuit installation, the date their vendor and the AT&T technician will be at the customer location to test and turn-up the circuit, inform the customer of their LEC confirmed port date and provide the customer the cut plan stressing the importance of reviewing and following the information contained in the document; and
Customer Touchpoint # 5 — Order Completion: One day after cutover, the OS places a phone call and emails the customer and/or other stakeholders as appropriate to confirm that a successful test and turn-up has taken place, verifies that their service is working and thanks them for their business. If the cut was not successful, the Supplier’s OS will engage resources as required to fix the problem to drive a successful cut and satisfy the customer; and
Customer Touchpoint # 6 — Customer Not Ready: In the event of a Customer Not Ready (CNR) situation, the Supplier’s OS will place a phone call and email the customer and/or other stakeholder as agreed to or appropriate to reschedule the completion of the service installation and inform the customer of the tariffed CNR billing policy; and
Customer Touchpoint #7 — Bill Review/Completion Survey: Within [*] days of order acceptance, Supplier’s OS ensures that a First Bill Review takes place with the customer or other designated representative, the customer agrees with the billing data and request that the customer fill out a satisfactory survey. If the customer does not agree with the billing data, the Supplier’s OS will engage resources as required to remedy and resolve the billing errors.
Customer Touchpoints #1, #2, #3, #4, #5 and #7 must always be completed. Customer Touchpoint #6 is only conducted in the event of a Customer Not Ready situation. Customer Touchpoints may be measured for compliance via AT&T’s IOM/EFMS systems, or other system(s) as may be designated by AT&T and used for performance, compliance, SLA and other measurement and reporting purposes as designated by AT&T.
For tracking and SLA purposes, AT&T and Supplier will use [*], but it is AT&T’s expectation and Supplier agrees to have its OSs and employees conduct touchpoint within [*] of trigger. This shall apply to all touch points shown above.
Supplier OSs shall also perform the following 5 Sales Touchpoints, except as noted in the last paragraph of this section. These Sales Touchpoints take place before Customer Touchpoints.
Sales Touchpoint #1 Initial MDS Reply: Performed when an incomplete or inaccurate MDS is received. Within [*] of order assignment, Supplier’s OS will send a letter and/or email and place a follow-up phone call to AT&T sales if the MDS is incomplete or inaccurate to obtain the correct information to proceed with the order; and
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

Sales Touchpoint #2 MDS Acceptance: Performed when a complete and accurate MDS is received and accepted. Within [*] of order assignment, Supplier’s OS will send a letter and/or email and place a follow-up phone call to AT&T sales to inform the AE that the MDS is accurate, complete and has been accepted; and
Sales Touchpoint #3 MDS Rejection: Performed when a MDS package is rejected. Within [*] of order assignment, Supplier’s OS will send a letter and/or email and place a follow-up phone call to AT&T sales if the if the MDS package is going to be rejected and why; and
Supplier’s OSs will always conduct Sales Touchpoint #2. Supplier’s OSs will only conduct Sales Touchpoints #1 and #3 if required based upon the underlying event or trigger occurring.

Data	D. Reports/Status Requirements
AT&T will provide Supplier, at AT&T’s sole discretion, timely access to the data necessary to generate the required daily, weekly, and monthly reports set forth below which shall be provided by Supplier.
1.	Provide required periodic reporting to AT&T:

Deliver analysis of AT&T provided Weekly/Monthly Score Card Results, to AT&T with root cause analysis of metrics, as requested by AT&T. Supplier shall provide required data requested by AT&T for the completion of the Score Card Results.

Daily incoming log including, but not limited to the following information on an order by order basis: Date order received, Customer name, Date assigned and assigned to, Date entered into eCRM/PDM, eCRM/PDM CC#, Date entered into LIFE, LIFE order number, Date into SWF, SWF number, Expected completion date, Actual completion date, orders held, orders rejected back to AT&T’s’ sales/originator, orders in WIP/Backlog, Touchpoints missed by individual touchpoint, SWF past due, completed past due

Daily On-time Performance Reports

Supplier will utilize and leverage tools on a daily basis as to minimize aging of orders and provide AT&T a weekly WIP aging readout as to statistics and backup order detail. Supplier will also develop, implement and leverage other tools and stewardship and look-ahead reports as mutually agreed upon by the parties

Stewardship look ahead reports including OTP, cycle times, WIP backlog and other business metrics.

Headcount listing, organizational charts and escalation contact lists.

Others as deemed necessary by AT&T.

2.	Supplier shall pro-actively manage its resources down to the individual level (Monthly P3 Results/Reviews) in a format satisfactory to AT&T.

3.	Supplier’s Program Manager shall attend daily, weekly and monthly status meetings as established by the AT&T. Such meetings shall be at Supplier’s sole cost and expense.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

4.	A quarterly review of Program content and implementation will be performed between AT&T’s Project Manager and Supplier’s Program Manager. Weekly operational calls will also be held between the AT&T and Supplier’s Program Managers. AT&T may request daily reviews when business results and metrics warrant. These reviews will be conducted at the convenience of both parties.
5.	Supplier shall use the appropriate Supplier’s project management tools and reporting systems in order to effectively and efficiently manage AT&T provided order volumes and provide timely and accurate status to AT&T and its’ customers. Supplier, at its’ sole expense, shall design and implement such systems and tools as Supplier deems necessary to support the Work.

Data	E. Direct Measures of Quality (DMOQs) and Service Level Agreements
Supplier shall comply with the Targets as provided by AT&T. AT&T reserves the right to change the targets at any time by providing written notice [*] in advance to Supplier. Supplier shall implement processes and controls as to manage results to the DMOQs. AT&T and Supplier will utilize the SLAs for monthly production scorecard purposes.

Data	F. Hours / Days of Operation
Supplier shall provide Data services [*], from 8:00 AM until 5:00 PM in each time zone as required by Customer accounts.
When necessary, Supplier will ensure OS and management participation on all ports, cuts, customer or AT&T calls, meetings, outages and other AT&T business needs that take place or fall outside of the standard 8:00 AM to 5:00 PM business hours. In addition, whenever a critical business need arises outside of normal business hours, Supplier will work collectively with AT&T to provide services as necessary.

Data	G. Volume and Forecasting Process
AT&T anticipates it will generate a volume of Work for Supplier to staff [*] Order Specialist FTE’s (subject to AT&T’s written request and written approval). Supplier agrees to provide such Order Specialists as requested and approved by AT&T in writing per the following notification. For headcount increases, Supplier shall provide such increased headcount within [*] days. Supplier shall not invoice AT&T for any decreased headcount after the effective date of such headcount reduction stated in the written notice. AT&T reserves the right at anytime, in its sole discretion, to make increases or decreases to said figure in writing, for any reasons whatsoever, including without limitation the following conditions: account movement, performance issues, changes in volume growth, and impacting technical and system enhancements to processes which would impact the requirement of human intervention. Supplier agrees to implement such increases or decreases as directed by AT&T.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

Notwithstanding the above referenced anticipated volume and forecasts, Supplier acknowledges that AT&T has no commitment or obligation to furnish work or compensation to Supplier and Supplier accepts the economic risks that volumes may vary substantially upward or downward of any AT&T forecasts. Supplier further acknowledges that AT&T’s sole obligation shall be to pay for work actually performed and that AT&T has no responsibility for Supplier’s refresher, continuation or attrition training costs.

Data	H. Training Requirements
General Overview
Duration: Approximately [*]
AT&T Local Data Products and Services
Stargems
Overview of other related systems such as USRP and PLOT
Overview of Local Data DMOQs/Metrics
AT&T currently has various training programs in place for the Data OS position. AT&T will provide the first such training programs covering the topics above to the Supplier, and Supplier agrees that:
•	Supplier must guarantee that a designated trainer and supervisor from their team will attend these classes, at no charge to AT&T.
•	Supplier will then assume full responsibility for training their resources from that point forward.
AT&T will provide the necessary job aides to enable the Supplier to accurately complete ordering screens, system access, and training materials.
Training Locations
Training to take place at Supplier’s Work Location in Greeley, CO.
For changes in Supplier’s training location that is initiated by Supplier, Supplier shall assume all travel expenses for Supplier’s employees.
THE FOLLOWING GENERAL SECTIONS
APPLY TO ALL LOCAL PROGRAMS:
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

I.	Holidays
Contractor shall not perform nor invoice for work on Company’s observed holidays shown below unless requested by Company in writing. If such holiday(s) are approved by Company in writing, Contractor shall invoice Company pursuant to the Holiday Rate shown in Section VIII — PRICING.
[*Holidays]
J.	Post Outage Review and Root Cause Analysis
In the event any telecommunications services or processes are not operating properly, Supplier shall take immediate and appropriate action in accordance with Supplier’s business continuity plan to rectify the malfunction and shall immediately notify AT&T Representative within [*] of the service-affecting situation and of remedial action taken.
Supplier shall provide root cause analysis and/or post outage review to AT&T within twenty [*] after an outage or by close of business Monday if the trouble occurs on Friday after an outage, including the testing of all failed components, analysis of failures, identification of chronic and systemic problems, implementation of fixes and monthly reporting on component failures and actions taken. Results of the root cause analysis shall be provided to AT&T in writing in a format mutually agreed to by the parties. The post outage review shall cover the details of the incident and the actions taken for resolution and prevention.
K.	Staffing Requirements
Supplier shall provide sufficient resources equivalent in knowledge and skill sets as they pertain to AT&T’s Local CRM OS (Order Specialist) position based on the forecasting requirements shown in the respective Sections G “Volume and Forecasting”.
In addition, Supplier shall provide supervisory support and project management expertise which shall be at Supplier’s sole cost and expense Such supervisor or project manager shall not work on any other AT&T programs without AT&T’s written consent. In no event, shall such personnel work on any non-AT&T program.
If for any reason whatsoever Supplier’s staffing falls below the resources required to support the forecasted volumes provided by AT&T, Supplier shall not be excused from meeting or exceeding the Local DMOQs, upon receipt of such DMOQ’s from AT&T. In the event of such staffing failure, Supplier shall immediately take all steps to mitigate its failure, and shall, at its sole cost and expense: hire and train additional staff and/or authorize overtime to meet or exceed the DMOQs until the required resource levels are met. The provisions of this paragraph are in addition to and not in limitation of all other rights and remedies AT&T may have as a result of Supplier’s failure to provide such resources.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

Staffing Control
AT&T may, at any time, request immediate removal and replacement of any OS, or other employee of Supplier (e.g. trainers, supervisors, etc.) for performance reasons. Supplier shall, at Supplier’s sole expense, remove and replace such OS or employee(s). Supplier shall not reassign such OS or employee(s) to any AT&T Program(s).
Supplier shall comply with such request and ensure timely transition of all pending work to another representative.
L.	Workforce Management Plan
Supplier must provide AT&T with a minimum [*] day notice of any planned changes (not including resignations) to Program Managers, e.g. Escalation Manager, Area, Program, District and Division Manager position staffing. Whenever an individual in one of these positions is replaced, Supplier will provide AT&T with a documented candidate selection and transition process, along with a description of the proposed candidate’s skills and experience.
M.	Tracking Expectations
Supplier’s OSs will be responsible for entering and tracking all orders in Local order tracking system(s) or other systems as designated by AT&T, and ensuring all jeopardies are cleared by their OSs and/or the appropriate work center, and notifying AT&T’s sales organization and/or the customer if any jeopardy is due date affecting. The eCRM/PDM system will be one of the means used to track Supplier’s performance for SLA Scorecard.
Prior to order issuance, Supplier shall be responsible for retrieving reports to verify that all orders placed are correct and ensuring that the order completes within the required timeframe Supplier shall monitor orders for jeopardy status, manage to meet established AT&T Local Individual Performance Objectives (IPOs) and adhere to the AT&T’s Customer Touch Points Requirements. In the event a jeopardy situation occurs, the Supplier OSs will work to troubleshoot and resolve the issue within a reasonable timeframe.
N.	Monitor and Control Plans
Change Control Procedures
Overview
The purpose of the Change Control Plan is to plan for the administration of changes to any order within any Program. The plan will identify the procedures for receiving, documenting, implementing, tracking and analyzing the impact of change on all aspects of the project, including schedule, performance and cost.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

1.	All changes to the original scope, schedule or specifications of the project must be channeled through a designated AT&T single point of contact (SPOC) as identified by the AT&T Local CRM and the Supplier. The respective SPOCs will be the only individuals who have the authority to agree to make changes to the project. However, under normal circumstances, no action will be taken to respond to the request until AT&T has reviewed and provided written approval for the proposed change.
2.	Any change requests must be submitted in writing by having the respective SPOC initiate a Change Request document. This document must clearly state the nature of the change requested, including its impact on the scope and schedule (if known). Supplier shall not make any changes unless AT&T provides its express written approval.

O.	Work Locations
Supplier shall perform the Work at Supplier’s location in Greeley, CO.
P.	Automation Support
If requested by AT&T, Supplier shall support the testing, certification, implementation and changes of AT&T platforms, tools and other systems or support other activities and tasks as requested in writing by AT&T. For these activities, AT&T at its’ sole discretion, will compensate Supplier on FTE basis, that is, per dedicated headcount per month. .
Q.	Network Security Requirements
AT&T is currently reviewing its Network Security policies and procedures. The outcome of this review may require AT&T to implement additional security requirements above and beyond the Data Connectivity Agreement (“DCA”) associated with this Agreement. AT&T may require Supplier’s employees to obtain security clearances in order to access and use AT&T systems. If AT&T implements additional security requirements, both parties shall cooperate and mutually agree on implementation of such security requirements.
In support of AT&T’s security and integrity initiatives, Supplier shall abide by and assure full compliance with the contractual requirements concerning AT&T’s proprietary information (including but not limited to CPNI (“Customer Proprietary Network Information”) and ensure that their employees operate with the highest standard of business ethics. Additionally, Supplier shall manage an inventory of all System IDs issued to Supplier employees, assuring the deletion of said System IDs when Supplier employee resigns, transfers to a non-AT&T program, or transfers to other AT&T business units other than Service Provider.
R.	Productivity Improvement / Cost Reduction
During the term of this Order, AT&T will be implementing various order automation and simplification initiatives. This includes electronic handoff, and various new and modified ordering platform and systems. Supplier shall implement such initiative and all associated cost reductions shall be immediately applied to all charges by Supplier invoiced to AT&T, per the applicable rates listed in Section VIII PRICING.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

In addition, AT&T and Supplier shall work together to reduce total time and work time per customer order and improve all tasks associated with this Program recognizing that quality must not be impaired.
Supplier agrees to identify productivity improvements to drive cost reductions and headcount reductions associated with Supplier’s billable rates. AT&T’s Program Representative has sole discretion to review and approve any headcount reduction, productivity improvement and/or cost reduction initiative identified by Supplier. If such headcount reduction, productivity improvement and/or cost reduction initiative is approved by AT&T, Supplier shall implement such initiative and once the cost savings have begun to be realized, all applicable cost reductions shall immediately be applied to all charges by Supplier invoiced to AT&T, per the applicable rates listed in Section VIII PRICING and any gain sharing initiatives that have been mutually agreed upon. If any substantial expense or capital investment is required by Supplier to implement an approved productivity improvement or cost reduction initiative, AT&T and Supplier will mutually agree to any such investment arrangement.
Within forty-five (45) days of the signing of this Agreement, Supplier and AT&T will work to identify and quantify productivity improvement opportunities for cost reductions referenced above.
AT&T and Supplier have agreed to evaluate gain sharing opportunities on a case-by-case basis. If both parties mutually agree to a specific gain sharing initiative, the associated agreement shall specify how the realized cost savings will be applied.
S.	Operational Control Compliance Provision
For all services that Supplier performs for AT&T, Supplier shall be responsible for successfully passing all testing, audits and the specific operational controls (collectively “Control(s)”) outlined in the attached Exhibit A of this Order.
If Supplier’s performance fails to pass the Controls that are conducted by either AT&T’s team, or by AT&T’s third party auditor(s), or AT&T’s internal auditors, (collectively, “AT&T Auditors”), then AT&T shall be entitled to receive a performance credit of $[*] deducted from Supplier’s monthly invoice for each such failed Control. In addition Supplier shall also provide remediation plans for each failed Control to AT&T in writing within 15 calendar days of AT&T’s identification of such failure, for each failed Control.
Such remediation plans are subject to AT&T’s written approval, and shall outline the method that Supplier shall use to correct the failures and allow for successful passing of the Controls during subsequent retesting conducted by AT&T’s Auditors by the next testing period.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

Supplier’s implementation of such remediation plans shall not limit AT&T’s rights to receive the above described performance credit, not to exceed $[*] of Supplier’s monthly invoice for the month of the Control failure(s), to be issued as a credit to AT&T in the subsequent month’s invoice. If Supplier’s remediation fails, then AT&T reserves the right to receive an additional performance credit of $[*] from the invoice for the month the remediation failure occurred.
For example, during March, if Supplier fails one of the five Controls outlined in Exhibit A, as determined by AT&T’s Auditors, then AT&T shall be entitled to a $[*] performance credit applied to all charges incurred by AT&T for March (Or for example, if two missed controls $[*] = $[*] x 2).
If Supplier remediates the failure in April, AT&T, at its sole discretion, may waive such performance credit. If AT&T does not waive such performance credit, Supplier shall apply a performance credit equal to $[*] from the March charges on Supplier’s invoice issued in April.
If Supplier does not remediate the failure in April, AT&T, at its sole discretion, may impose an additional $[*] performance credit from the March charges that shall be applied to the invoice issued from Supplier to AT&T in May.
T.	AT&T/Supplier Contact List
AT&T shall provide contacts prior to the execution date of a potential agreement.

Name	Title	AT&T / Supplier
[*]	Group Manager	AT&T
[*]	Director, Client Services	Supplier
U.	Escalation Procedures
Supplier is wholly responsible for all escalations (provisioning activity requested in an accelerated timeframe and requiring the intervention of Executive Management) resulting from orders submitted by Supplier ORDER SPECIALISTS and must follow AT&T’s Escalation and Exception Process.
AT&T CRM (“Customer Relationship Management”) Executive Management and/or Escalation Management Personnel may be enlisted for assistance only after Supplier has exhausted all internal resources. Any changes by AT&T to the current process will be communicated to Supplier via email notification and/or Alerts posted on the AT&T’s websites and becomes Supplier’s responsibility to ensure communication, training, and compliance by all Order Specialists.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Agreement No. 20070105.006.S.001
Local Programs
Local Statement of Work
22 January 2007

Supplier shall provide one (1) Escalation Manager responsible for ensuring compliance of the Process and assisting ORDER SPECIALISTs in this effort. Supplier agrees to add additional Escalation Managers upon AT&T’s written request.
V.	Systems and Telephony
Supplier shall provide, at its sole cost and expense, all systems and telephony equipment necessary to support the work performed. This should include, but is not limited to:
•	PBX and data connectivity equipment

•	Work stations for remote access to AT&T systems. Must be (minimum) Pentium processor with 128Mb of RAM

•	Sufficient equipment to handle the volumes of calls as anticipated in this Order.

•	Sufficient support and management administration to assure the continued operation of, and maintenance of all equipment and telecommunications facilities.
Supplier shall provide all facilities necessary to access AT&T’s systems and manage the volume of calls as AT&T deems appropriate. AT&T may provide to Supplier secure access procedures for accessing the appropriate ordering and tracking systems along with the required operating system requirements which Supplier agrees to follow. AT&T/Supplier System access shall be determined by AT&T at its sole discretion.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T, Supplier, their Affiliates and their third party representatives, except under written agreement by the contracting Parties.